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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                        PAXSON COMMUNICATIONS CORPORATION
            -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                          1-13452                    59-3212788
  ---------------                   -----------               -----------------
  (State or other                   (Commission                 IRS Employer
  jurisdiction of                   File Number)              Identification No.
  incorporation)

            601 Clearwater Park Road, West Palm Beach, FL 33401-6233
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 659-4122

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.

            The following exhibits are furnished herewith pursuant to Item 9 of this Report and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended:


  EXHIBIT NO.               DESCRIPTION
  -----------               -----------

     99.1 Certification by the Chief Executive Officer of Paxson Communications Corporation submitted to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     99.2 Certification by the Chief Financial Officer of Paxson Communications Corporation submitted to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



ITEM 9.  REGULATION FD DISCLOSURE

        On August 14, 2002, the Chief Executive Officer and the Chief Financial Officer of Paxson Communications Corporation each submitted to the Securities and Exchange Commission the signed certification required pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in conjunction with the filing of the Company's Report on Form 10-Q for the quarter ended June 30, 2002, which report was filed on August 14, 2002. These two certifications are furnished herewith as Exhibits 99.1 and 99.2.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PAXSON COMMUNICATIONS
                                       CORPORATION
                                       (Registrant)

                                       By: /s/ Thomas E. Severson
                                       -----------------------------------------
                                       Thomas E. Severson
                                       Senior Vice President
                                       Chief Financial Officer and
                                       Treasurer

                                       Date: August 14, 2002


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                                 EXHIBIT INDEX

99.1 Certification by the Chief Executive Officer of Paxson Communications Corporation submitted to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification by the Chief Financial Officer of Paxson Communications Corporation submitted to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



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